Exhibit 10.1

EXECUTION VERSION

SFX ENTERTAINMENT, INC.

902 Broadway, 15th Floor

New York, New York 10010

October 29, 2015

Totem OneLove Group Pty Ltd

Totem Industries Pty Ltd

Gentlemen:

Re:                             Amendment to Asset Contribution Agreement

Reference is made to that certain (i) Asset Contribution Agreement, dated as of May 15, 2013, as subsequently amended (the “Agreement”), by and among SFX Entertainment, Inc., a Delaware corporation (“Parent”), SFX-Totem Operating Pty Ltd, a proprietary limited company organized under the laws of Australia wholly owned by Parent (“Acquiror”), Totem OneLove Group Pty Ltd, a proprietary limited company organized under the laws of Australia (“Totem Onelove Group”), Totem Industries Pty Ltd, a proprietary limited company organized under the laws of Australia (“Totem Industries”, and together with Totem Onelove Group, the “Transferors”), each of the Shareholders and each of the Principals. All capitalized terms not otherwise defined in this amendment (the “Amendment”) shall have the meanings given to such terms in the Agreement.

In consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                                      Acknowledgements of Parties.  The Parties acknowledge and agree that for the purposes of the Agreement and this Amendment, the IPO Per Share Price shall be equal to AUS$13.56. The Parties also acknowledge and agree that 1,105,846 shares of Parent Common Stock were issued to the Shareholders as designated by the Transferors upon Closing as Stock Consideration pursuant Section 2.5 of the Agreement, with each such share valued at the IPO Per Share Price for a total value of AUS$15,000,000. The Parties further acknowledge and agree that, upon their entry into this Amendment, the Transferors have duly elected to exercise their right under Section 2.5 (as amended herein) to cause the Acquiring Parties to repurchase, or otherwise compensate Transferors for, all such shares in accordance with the provisions of this Amendment. For the purposes of this Amendment, all provisions, acknowledgements, and references herein relating to shares owned, held, to be sold by, or to be repurchased from the “Transferors” shall necessarily include and apply equally on a pro rata basis to the Shareholders, and the Shareholders hereby agree to be bound by all such provisions as the designated recipients of the Parent Common Stock. The Transferors and the Shareholders further represent that all of the 1,105,846 shares of Stock Consideration remain collectively held by the Shareholders in the allocations listed in “Exhibit A” hereto, free and clear of all liens as of the date hereof, and agree not to sell, encumber, or otherwise dispose of said shares except in accordance with this Amendment or with the express written consent of Parent.

2.                               Amendment to the Agreement. The Agreement is hereby amended as follows:

A.                                    Section 2.5 is hereby deleted and replaced in its entirety as follows:

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“2.5  Consideration.

(a)         Closing Consideration.  Subject to adjustment as set forth in Section 2.7,  as consideration for the sale, transfer, assignment, conveyance and delivery of the Transferred Assets and in full payment thereof, the Acquiring Parties shall pay or cause to be paid to, or as directed by, the Transferors: (i) AUS$60,000,000 in cash by wire transfer to one or more accounts designated by the Transferors at least one (1) Business Day prior to Closing (the “Cash Payment”) and (ii) such number of shares of Parent Common Stock that equals the quotient obtained by dividing (A) AUS$15,000,000 and (B) the IPO Per Share Price (the “Stock Consideration”), and the Acquiror shall assume the Assumed Liabilities as provided in Section 2.2 (together, the “Consideration”). Within five (5) Business Days of the execution and delivery of this Agreement, Parent shall pay an amount equal to AUS$5,000,000 to the Stakeholder as a deposit and part payment of the Cash Payment (such amount, plus all accrued interest less expenses, being the “Deposit”). Parent shall bear all the fees, costs and expenses incurred as a result of the Parties’ engagement of the Stakeholder. Notwithstanding anything to the contrary set forth herein, the risk of loss of the Deposit in connection with the failure, dissolution or insolvency of the Stakeholder (or any successor custodian of the Deposit) shall pass to the Transferor Parties upon Parent’s delivery of the Deposit to the Stakeholder in accordance with this Section 2.5. Subject to Section 10.3, on the earlier to occur of (x) June 30, 2013 and (y) Closing, the Deposit will be paid to, or as directed by, the Transferors in accordance with Section 8.2(a)(ii). At Closing, the Deposit shall be credited towards, and thereby reduce on a dollar-for-dollar basis (in Australian dollars), the Cash Payment.

(b)         Redemption Right.  Upon the Transferor’s election, the Acquiring Parties shall repurchase from the Transferors all (but not less than all) of the 1,105,846 shares (the “Redemption Shares”) comprising the Stock Consideration at the IPO Per Share Price, or in the event of a Market Sale (as defined below), shall otherwise cause Transferors to receive an amount equal to the IPO Per Share Price for each of the Redemption Shares, such that, in either event, the Transferors shall receive total consideration of AUS$15,000,000 (the “Redemption Price”) with respect to the Redemption Shares, all in accordance with the terms of this Section 2.5(b).  For the purposes of this Section 2.5(b), “Exchange Rate” shall mean the applicable United States dollar/Australian dollar exchange rate as in effect on the Business Day immediately preceding the relevant payment date or measurement date. All dates and deadlines herein are based on Eastern Time.

(i)                   The Redemption Price shall be payable to Transferors, and Transferors shall sell the Redemption Shares, in installments (the “Installments”) as follows:

a)                   US$3,000,000 on or before November 16, 2015, as converted into Australian dollars using the Exchange Rate (the “First Installment”);

b)                   US$2,500,000 on or before June 1, 2016, as converted into Australian dollars using the Exchange Rate (the “Second Installment”);

c)                    an amount equal to 30% of the Acquiror’s EBITDA with respect to the 2015 calendar year of the Acquiror (any such payment, the “Acquiror Installment”), and any such Acquiror Installment shall (i) be made to Transferors within 120 days of the calendar year end and (ii) be applied toward the balance of the Redemption Price; and

d)                   the United States dollar equivalent of the unpaid balance of the Redemption Price, if any, using the Exchange Rate, on or before March 1, 2017 (the “Third Installment”).

For the avoidance of doubt, at the time the full amount of the Redemption Price has been paid to Transferors, the Acquiring Parties shall have no further payment obligations to Transferors and any future Installment payments or dates shall no longer apply.

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(ii)                For the purpose of this Section 2.5(b), the number of Redemption Shares to be sold by Transferors, collectively, in connection with each Installment payment (whether sold to Parent under (i) above or sold in a Market Sale under (iii) below) shall be calculated by dividing (1) the Australian dollar amount of the Installment amount using the Exchange Rate by (2) the IPO Per Share Price. Each Transferor shall sell a pro rata number of Redemption Shares in connection with each Installment in proportion to the total percentage of Redemption Shares owned by such Transferor at the time. For the avoidance of doubt, at the time the full amount of the Redemption Price has been paid to Transferors, all Redemption Shares shall have been repurchased by Parent or otherwise sold in a Market Sale (subject to the Share Retention Right provided in subsection 2.5(b)(iii)). On or prior to each such Installment date, the Transferors shall execute and deliver, or cause to be executed and delivered, certificates evidencing the applicable amount of Redemption Shares sold upon each Installment date, duly endorsed in favor of the Parent or accompanied by stock powers or other instruments of transfer duly executed.

(iii)             Market Sale of Redemption Shares.  Upon notice to Transferors at least fifteen (15) Business Days before any Installment becomes due (such notice, the “Market Sale Notice”), and in lieu of Parent repurchasing the Redemption Shares on such Installment date, the Parent shall have the right to require that Transferors sell such number of Redemption Shares on Nasdaq or any other applicable securities market at the then trading price of Parent Common Stock (any such public sale of Redemption Shares, a “Market Sale”) and apply the proceeds from such Market Sale to the Installment. The Market Sale Notice shall include the number of Redemption Shares to be sold by Transferors in the Market Sale as calculated using the Exchange Rate as of the Market Sale Notice date (the “Market Sale Shares”). At least three (3) Business Days prior to the Installment date, Transferors shall have completed the Market Sale and shall have provided the Acquiring Parties with appropriate documentation of the Market Sale. On the applicable Installment date, the Acquiring Parties shall pay to Transferors the difference between (1) the amount received by Transferors in connection with the Market Sale (net of any brokerage or banking fees incurred and documented by Transferors in selling the Market Sale Shares), and (2) the amount of the Installment then due. If, due to Exchange Rate variations, the actual number of Redemption Shares sold in the Market Sale differs from the number of Redemption Shares calculated pursuant to subsection 2.5(b)(ii), an adjustment shall be made such that either (x) any amount received by Transferors for excess Redemption Shares sold in the Market Sale shall be applied to the next due Installment or otherwise deducted from balance of the Redemption Price, or (y) the Parent shall repurchase from Transferors for the IPO Per Share Price the number of Redemption Shares that should have been sold in the Market Sale.

Notwithstanding the foregoing, upon receipt of a Market Sale Notice and in lieu of selling the Market Sale Shares, the Transferors, individually or jointly, may elect to retain ownership of their respective portion(s) of the Market Sale Shares (such right, the “Share Retention Right”) by providing notice of said election to the Parent no less than three (3) Business Days before the relevant Installment date.  On such Installment date, the Acquiring Parties shall pay to each Transferor who duly exercises the Share Retention Right the difference between (1) the value of the Transferor’s portion of the Market Sale Shares, which shall be equal to the average of the closing share price of the Parent Common Stock for the trading days beginning with and including the Market Sale Notice date through the Share Retention Right exercise date, and (2) the amount of the Installment then due to the Transferor.

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If, due to Exchange Rate variations, the actual number of Redemption Shares retained pursuant to the Share Retention Right differs from the number of Redemption Shares calculated pursuant to subsection 2.5(b)(ii), an adjustment shall be made such that either (x) the value of any excess Redemption Shares retained by the Transferor(s) shall be applied to the next due Installment or otherwise deducted from balance of the Redemption Price, or (y) the Transferor shall be entitled to retain the additional number Redemption Shares that would have been repurchased by Parent as of the Installment date. Upon such payment by the Acquiring Parties with respect to the Share Retention Right shares, the Acquiring Parties shall have no further obligation to purchase or otherwise make payments with respect to those Redemption Shares being retained by the Transferor(s), and such retained shares may be sold or otherwise disposed of by the Transferor(s) in his or her discretion.

(iv)            Failure to Pay Installment. Should the Acquiring Parties fail to pay an Installment in accordance with Section 2.5(b), and such failure is not remedied within two (2) Business Days, the entire balance of the Redemption Price shall become immediately due and payable to the Transferors, and the Transferors shall, in addition to all other available rights and remedies (including, but not limited to, seeking such damages as it can show it has sustained by reason of such breach and recovery of costs and expenses including, but not limited to, reasonable attorneys’ fees and expenses) be entitled to seek specific performance and injunctive relief (including, without limitation, a temporary and/or permanent restraining order and/or a permanent injunction) in respect of any breach of Section 2.5(b).”

3.                                      Further Acknowledgements.  The Parties acknowledge and agree that there shall be no further adjustments to the Consideration with respect to Adjustment Amount or the Final Adjustment Amount as set forth under Section 2.7 of the Agreement, and the Parties hereby release each other from any and all Claims with respect to the Adjustment Amount and the Final Adjustment Amount. “Claims” shall mean any claims, liabilities, suits, causes of action, proceedings (including but not limited to court proceedings), demands, interest, costs, verdicts and judgments whatsoever, both at law and in equity and/or arising under the provision of any Applicable Law.

4.                                      Full Force and Effect.  Except as set forth in this Amendments, the terms and provisions of the Agreement shall remain unmodified and in full force and effect.

5.                                      Counterparts.  This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute on and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile, email or other electronic means shall be equally as effective as delivery of an original executed counterpart of this Agreement.

[Signature Pages Follows]

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IN WITNESS WHEREOF, the Parties hereto caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

SIGNED by RICHARD ROSENSTEIN as authorised representative for SFX ENTERTAINMENT, INC. in the presence of:	)
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/s/ Anne Brakel	)
Signature of witness	)
	)	/s/ Richard Rosenstein
	)	By executing this agreement the signatory warrants that the signatory is duly authorised to execute this agreement on behalf of
Anne Brakel	)
Name of witness (block letters))
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SFX ENTERTAINMENT, INC.

[Signature Pages to Amendment]

SIGNED by RICHARD ROSENSTEIN as authorised representative for SFX-TOTEM OPERATING PTY LTD in the presence of:	)
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/s/ Anne Brakel	)
Signature of witness	)
	)	/s/ Richard Rosenstein
	)	By executing this agreement the signatory warrants that the signatory is duly authorised to execute this agreement on behalf of
Anne Brakel	)
Name of witness (block letters))
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SFX-TOTEM OPERATING PTY LTD

[Signature Pages to Amendment]

SIGNED by DROR EREZ as authorised representative for TOTEM ONELOVE GROUP PTY LTD in the presence of:	)
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/s/ David Vodicka	)
Signature of witness	)
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	)	/s/ Dror Erez
David Vodicka	)	By executing this agreement the signatory warrants that the signatory is duly authorised to execute this agreement on behalf of
Name of witness (block letters))
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TOTEM ONELOVE GROUP PTY LTD

[Signature Pages to Amendment]

SIGNED by RICHARD MARK MCNEILL as authorised representative for TOTEM ONELOVE GROUP PTY LTD in the presence of:	)
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/s/ David Vodicka	)
Signature of witness	)
	)	/s/ Richard Mark McNeill
	)	By executing this agreement the signatory warrants that the signatory is duly authorised to execute this agreement on behalf of
David Vodicka	)
Name of witness (block letters))
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TOTEM ONELOVE GROUP PTY LTD

[Signature Pages to Amendment]

SIGNED by RICHARD MARK MCNEILL as authorised representative for TOTEM INDUSTRIES PTY LTD in the presence of:	)
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/s/ David Vodicka	)
Signature of witness	)
	)	/s/ Richard Mark McNeill
	)	By executing this agreement the signatory warrants that the signatory is duly authorised to execute this agreement on behalf of
David Vodicka	)
Name of witness (block letters))
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TOTEM INDUSTRIES PTY LTD

[Signature Pages to Amendment]

SIGNED by FRANCESCO COTELA as authorised representative for ARTISTS ALLIANCE AUSTRALASIA PTY LTD (IN ITS CAPACITY AS	)
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TRUSTEE OF THE F COTELA	)
FAMILY TRUST) in the presence	)
of:	)	/s/ Francesco Cotela
	)	By executing this agreement the
	)	signatory warrants that the signatory
/s/ David Vodicka	)	is duly authorised to execute this
Signature of witness	)	agreement on behalf of
	)	ARTISTS ALLIANCE
	)	AUSTRALASIA PTY LTD (IN ITS CAPACITY AS TRUSTEE OF THE F COTELA FAMILY TRUST)
David Vodicka
Name of witness (block letters)

[Signature Pages to Amendment]

SIGNED by RICHARD MARK MCNEILL as authorised representative for BEGGARS CANYON INVESTMENTS PTY LTD (IN ITS CAPACITY AS	)
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TRUSTEE OF THE	)
SKYWALKER FAMILY	)
TRUST) in the presence of:	)
	)	/s/ Richard Mark McNeill
	)	By executing this agreement the
/s/ David Vodicka	)	signatory warrants that the signatory
Signature of witness	)	is duly authorised to execute this
	)	agreement on behalf of
	)	BEGGARS CANYON INVESTMENTS PTY LTD (IN ITS CAPACITY AS TRUSTEE OF THE SKYWALKER FAMILY
David Vodicka
Name of witness (block letters)

TRUST)

[Signature Pages to Amendment]

SIGNED by DROR EREZ as authorised representative for DEYSON PTY LTD (IN ITS CAPACITY AS TRUSTEE OF THE DEYSON TRUST) in the	)
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presence of:	)
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/s/ David Vodicka	)	/s/ Dror Erez
Signature of witness	)	By executing this agreement the
	)	signatory warrants that the signatory
	)	is duly authorised to execute this
David Vodicka	)	agreement on behalf of
Name of witness (block letters))		DEYSON PTY LTD (IN ITS CAPACITY AS TRUSTEE OF THE DEYSON TRUST)

[Signature Pages to Amendment]

SIGNED by SIMON GREGORY COYLE as authorised representative for SELLMARK INTERNATIONAL PTY LTD (IN ITS CAPACITY AS TRUSTEE	)
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OF THE ROBOT SAMBA	)
TRUST) in the presence of:	)
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	)	/s/ Simon Gregory Coyle
/s/ David Sticca	)	By executing this agreement the
Signature of witness	)	signatory warrants that the signatory
	)	is duly authorised to execute this
	)	agreement on behalf of
David Sticca	)	SELLMARK INTERNATIONAL
Name of witness (block letters)		PTY LTD (IN ITS CAPACITY AS
TRUSTEE OF THE ROBOT
SAMBA TRUST)

[Signature Pages to Amendment]

SIGNED by PETER JOHN RAFTOPOULOS (IN HIS CAPACITY AS TRUSTEE OF THE RAFF FAMILY TRUST) in the presence of:	)
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Signature of witness	)	/s/ Peter John Raftopoulos
	)	Signature of PETER JOHN
	)	RAFTOPOULOS
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Name of witness (block letters)

[Signature Pages to Amendment]

SIGNED by FRANCESCO COTELA (IN HIS PERSONAL CAPACITY) in the presence of:	)
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/s/ David Vodicka	)
Signature of witness	)
	)	/s/ Francesco Cotela
David Vodicka	)	Signature of FRANCESCO
Name of witness (block letters))		COTELA

[Signature Pages to Amendment]

SIGNED by SIMON GREGORY COYLE (IN HIS PERSONAL CAPACITY) in the presence of:	)
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/s/ David Sticca	)
Signature of witness	)
	)	/s/ Simon Gregory Coyle
David Sticca	)	Signature of SIMON GREGORY
Name of witness (block letters))		COYLE

[Signature Pages to Amendment]

SIGNED by DROR EREZ (IN HIS PERSONAL CAPACITY) in the presence of:	)
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/s/ David Vodicka	)
Signature of witness	)
	)	/s/ Dror Erez
David Vodicka	)	Signature of DROR EREZ
Name of witness (block letters))

[Signature Pages to Amendment]

SIGNED by RICHARD MARK MCNEILL (IN HIS PERSONAL CAPACITY) in the presence of:	)
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/s/ David Vodicka	)
Signature of witness	)
	)	/s/ Richard Mark McNeill
David Vodicka	)	Signature of RICHARD MARK
Name of witness (block letters))		MCNEILL

[Signature Pages to Amendment]

SIGNED by PETER JOHN RAFTOPOULOS (IN HIS PERSONAL CAPACITY) in the presence of:	)
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/s/ Peter John Raftopoulos	)
Signature of witness	)	/s/ Peter John Raftopoulos
	)	Signature of PETER JOHN
Peter John Raftopoulos	)	RAFTOPOULOS
Name of witness (block letters)

[Signature Pages to Amendment]